Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT, dated as of April 23, 2020 (this “Amendment”), to the Credit Agreement dated as of November 1, 2019 (as in effect prior to the date hereof, the “Existing Credit Agreement”), among ZIMMER BIOMET HOLDINGS, INC., a Delaware corporation (the “Company”), ZIMMER BIOMET G.K., a company organized under the laws of Japan (the “Initial Japanese Borrower”), ZB LUXEMBOURG II S.À.R.L., a company organized under the laws of Luxembourg, inclusive of its Winterthur Branch (the “Luxembourg Borrower”), the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “General Administrative Agent”), JPMORGAN CHASE BANK, N.A., TOKYO BRANCH, as administrative agent for the Japanese Lenders (in such capacity, the “Japanese Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as administrative agent for the European Lenders (in such capacity, the “European Administrative Agent”). Capitalized terms used but not defined herein have the meanings assigned to them in the Existing Credit Agreement, as amended hereby.

WHEREAS, the Company has requested that the Existing Credit Agreement be amended as set forth herein and the Lenders party hereto, constituting the Required Lenders, have agreed so to amend the Existing Credit Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.     Amendments to the Existing Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):

(a)     The definition of “Bail-In Action” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(b)     The definition of “Bail-In Legislation” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(c)     Clause (b) of the definition of “Consolidated Total Debt” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:

(b) up to US$200,000,000 (or, for any calculation of the Consolidated Leverage Ratio for any Test Period ending during the period from the First Amendment Effective Date through and including March 31, 2021, US$500,000,000) of cash and Cash Equivalents held in the United States by the Company and its Domestic Wholly Owned Subsidiaries as of such date; provided that such cash and Cash Equivalents are free of any Liens (other than Liens referred to in Section 9.02(o)).

(d)     Each reference to “zero” in the definition of “Interpolated Screen Rate” in Section 1.01 of the Existing Credit Agreement is amended to read “0.75%”.

(e)     The definition of “Pricing Grid” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:

“Pricing Grid” shall mean (a) from the First Amendment Effective Date through and including March 31, 2021, the facility fee and Applicable Margin grid set forth in Section 1 of Annex I and (b) after March 31, 2021, the facility fee and Applicable Margin grid set forth in Section 2 of Annex I.

(f)     Each reference to “zero” in the definition of “Screen Rate” in Section 1.01 of the Existing Credit Agreement is amended to read “0.75%”.

(g)     The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Existing Credit Agreement is amended to read as follows:

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(h)     The following defined terms are added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Affected Financial Institution” shall mean (a) any EEA Financial Institution, or (b) any UK Financial Institution.

“First Amendment Effective Date” shall mean April 23, 2020.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

2

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(i)     Each reference to “zero” in the definition of “Benchmark Replacement” in Section 5.09(c) of the Existing Credit Agreement is amended to read “0.75%”.

(j)     Each reference to “zero” in the definition of “Unadjusted Benchmark Replacement” in Section 5.09(c) of the Existing Credit Agreement is amended to read “0.75%”.

(k)     Section 9.04 of the Existing Credit Agreement is amended to read as follows:

SECTION 9.04     Financial Condition Covenant. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company (each such period, a “Test Period”) to exceed (a) 4.50 to 1.00, for the Test Period ending March 31, 2020, (b) 5.75 to 1.00, for any Test Period ending during the period from April 1, 2020 to and including December 31, 2020, (c) 5.00 to 1.0, for the Test Period ending March 31, 2021, and (d) 4.50 to 1.00, for any Test Period ending after April 1, 2021; provided that on or after July 1, 2021, upon the consummation of a Qualified Material Acquisition (to the extent such Qualified Material Acquisition is consummated on or after July 1, 2021), if the Company shall so elect by a written notice delivered to the General Administrative Agent within 30 days following such consummation, the maximum permitted ratio set forth in clause (d) above shall be increased to 5.00 to 1.00 at the end of and for the fiscal quarter in which such Qualified Material Acquisition is consummated and the subsequent three consecutive fiscal quarters (the “Leverage Increase Period”); provided further that, following any such election by the Company, no subsequent election may be made by the Company unless the Consolidated Leverage Ratio has been at or below 4.50 to 1.00 as of the last day of at least two consecutive Test Periods ended after the expiration of the Leverage Increase Period with respect to such prior election.

(l)     The reference to “EEA Financial Institutions” in the heading of Section 12.21 of the Existing Credit Agreement is amended to read “Affected Financial Institutions”. Each reference to “EEA Financial Institution” in Section 12.21 of the Existing Credit Agreement is amended to read “Affected Financial Institution”. Each reference to “an EEA Resolution Authority” in Section 12.21 of the Existing Credit Agreement is amended to read “the applicable Resolution Authority”. The reference to “any EEA Resolution Authority” in Section 12.21 of the Existing Credit Agreement is amended to read “the applicable Resolution Authority”.

(m)     Annex I of the Existing Credit Agreement is amended in its entirety to read as set forth in Annex I attached hereto.

SECTION 2.     Representations and Warranties. The Company represents and warrants to each of the Lenders and each of the Administrative Agents that:

(a)     This Amendment has been duly authorized by all necessary corporate or other organizational and, if required, stockholder action of each Borrower and has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy,

3

insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)     As of the First Amendment Effective Date and after giving effect to the transactions contemplated hereby:

(i)     the representations and warranties of each Borrower set forth in the Loan Documents are true and correct in all material respects on and as of such date; provided that (A) to the extent such representations and warranties expressly relate to an earlier date, they shall be true and correct in all material respects as of such earlier date, and (B) to the extent such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects; provided further that for purposes of this Section 2(b)(i), for purposes of determining the accuracy of the representation and warranty set forth in Section 6.05(b) of the Existing Credit Agreement as of the First Amendment Effective Date, the impacts of the novel coronavirus COVID-19 pandemic on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, that occurred prior to the First Amendment Effective Date and that were disclosed to the Lenders prior to the First Amendment Effective Date will be disregarded; and

(ii)     no Default has occurred and is continuing.

SECTION 3.     Conditions to Effectiveness. This Amendment shall become effective, as of the date first above written (the “First Amendment Effective Date”), when each of the following conditions shall have been satisfied:

(a)     the General Administrative Agent shall have received from each Borrower and Lenders constituting the Required Lenders either counterparts of this Amendment signed on behalf of such parties or evidence satisfactory to the General Administrative Agent (which may include facsimile transmissions or transmissions by electronic mail (in ..pdf or .tif format)) that such parties have signed counterparts of this Amendment; and

(b)     the General Administrative Agent shall have received, for the account of each Lender executing this Amendment, a fee for each such Lender in an amount equal to 0.05% of the sum of (i) such Lender’s U.S. Commitment (as in effect immediately prior to giving effect to this Amendment), plus (ii) such Lender’s Multicurrency Commitment (as in effect immediately prior to giving effect to this Amendment), plus (iii) such Lender’s Japanese Commitment (as in effect immediately prior to giving effect to this Amendment).

The General Administrative Agent shall notify the Company, the other Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.     Reimbursement of Expenses. The General Administrative Agent shall have received for its own account all fees and other amounts due and payable on or prior to the First Amendment Effective Date to the General Administrative Agent in connection with this Amendment, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrowers under the Existing Credit Agreement.

SECTION 5.     Effect of this Amendment.

(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agents or the Lenders under the Existing Credit Agreement or any other Loan

4

Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b)     On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.

(c)     Each party hereto acknowledges and agrees to the provisions set forth in Section 12.21 of the Existing Credit Agreement, as amended hereby.

SECTION 6.     Applicable Law. THIS AMENDMENT AND AN CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.     Jurisdiction; Waiver of Jury Trial. The terms of Sections 12.13(a), 12.13(b) and 12.14 with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 8.     Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto, the Lenders and the Administrative Agents and their respective successors and permitted assigns (it being agreed to no party hereto may assign its rights or obligations hereunder except in accordance with the Existing Credit Agreement). Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be waived, amended or otherwise modified except in accordance with Section 12.07 of the Existing Credit Agreement.

SECTION 9.     Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ZIMMER BIOMET HOLDINGS, INC.

By:     /s/ Suketu Upadhyay

Name: Suketu Upadhyay

Title:   Executive Vice President and Chief Financial Officer

ZIMMER BIOMET G.K.

By:     /s/ Chad F. Phipps

Name: Chad F. Phipps

Title:   Executive Manager

ZIMMER LUXEMBOURG II S.À.R.L.

By:     /s/ Jitender Sahni

Name: Jitender Sahni

Title:   Manager

[Signature Page — First Amendment to Zimmer Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
individually and as General Administrative Agent

By:     /s/ Stephen Lescher

Name: Stephen Lescher

Title:   Vice President

JPMORGAN CHASE BANK, N.A., TOKYO BRANCH,
as Japanese Administrative Agent

By:     /s/ Angelyn Sng

Name: Angelyn Sng

Title:   Vice President

J.P. MORGAN EUROPE LIMITED,
as European Administrative Agent

By:    /s/ Fatma Mustafa

Name: Fatma Mustafa

Title:   Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Darren Merten

Name: Darren Merten

Title:   Director

[Signature Page — First Amendment to Zimmer Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:      /s/ Andrea S Chen

Name: Andrea S Chen

Title:   Managing Director

[Signature Page — First Amendment to Zimmer Credit Agreement]

BNP PARIBAS,
as a Lender

By:     /s/ Brendan Heneghan

Name: Brendan Heneghan

Title: Director

By:    /s/ Karim Remtoula

Name: Karim Remtoula

Title: Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:     /s/ Richard Rivera

Name: Richard Rivera

Title: Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:     /s/ Lingzi Huang

Name: Lingzi Huang

Title: Authorized Signatory

By:     /s/ Brady Bingham

Name: Brady Bingham

Title: Authorized Signatory

[Signature Page — First Amendment to Zimmer Credit Agreement]

CREDIT SUISSE (SWITZERLAND) LTD,
as a Lender

By:     /s/ Ramon Schraner

Name: Ramon Schraner

Title: Assistant Vice President

By:      /s/ Manuela Hug

Name: Manuela Hug

Title: Assistant Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

DNB CAPITAL LLC,
as a Lender

By:     /s/ Samantha Stone

Name: Samantha Stone

Title:   Vice President

By:     /s/ Mita Zalavadia

Name: Mita Zalavadia

Title:   Assistant Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

HSBC BANK USA, N.A.,
as a Lender

By:     /s/ Iain Stewart

Name: Iain Stewart

Title: Managing Director

[Signature Page — First Amendment to Zimmer Credit Agreement]

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Tracy Rahn

Name: Tracy Rahn

Title:   Executive Director

[Signature Page — First Amendment to Zimmer Credit Agreement]

MUFG BANK, LTD.,
as a Lender

By:     /s/ David Meisner

Name: David Meisner

Title:   Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Scott MacVicar

Name: Scott MacVicar

Title: Authorized Signatory

[Signature Page — First Amendment to Zimmer Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:     /s/ Michael Maguire

Name: Michael Maguire

Title: Managing Director

[Signature Page — First Amendment to Zimmer Credit Agreement]

BANK OF MONTREAL,
as a Lender

By:     /s/ Tim Massey

Name: Tim Massey

Title:   Sr. V.P.

[Signature Page — First Amendment to Zimmer Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:      /s/ Annie Carr

Name: Annie Carr

Title: Authorized Signatory

[Signature Page — First Amendment to Zimmer Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ Michael West

Name: Michael West

Title:   Senior Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

T.D. BANK, N.A.,
as a Lender

By:     /s/ Jason Siewert

Name: Jason Siewert

Title: Senior Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Fabio Della Malva

Fabio Della Malva

Managing Director

By: /s/ Liz Lebedinskaya

Liz Lebedinskaya

Associate Director

[Signature Page — First Amendment to Zimmer Credit Agreement]

BANK OF CHINA, CHICAGO BRANCH,

as a Lender

By:     /s/ Kai Wu

Name: Kai Wu

Title: SVP

[Signature Page — First Amendment to Zimmer Credit Agreement]

DZ BANK AG Deutsche Zentral-Genossenschaftsbank
Frankfurt am Main New York Branch,
as a Lender

By:     /s/ Oliver Hildenbrand

Name: Oliver Hildenbrand

Title:   Director

By:     /s/ Heiko Voss

Name: Heiko Voss

Title:   Assistant Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ John W. Lichtle

Name: John W. Lichtle

Title: Senior Vice President

[Signature Page — First Amendment to Zimmer Credit Agreement]

The Northern Trust Company,
as a Lender

By:     /s/ Lisa DeCristofaro

Name: Lisa DeCristofaro

Title: SVP

[Signature Page — First Amendment to Zimmer Credit Agreement]

LAKE CITY BANK,
as a Lender

By:     /s/ Michael E. Gavin

Name: Michael E. Gavin

Title:   Executive Vice President – Chief Credit Officer,

            Credit Administration

[Signature Page — First Amendment to Zimmer Credit Agreement]

ANNEX I

PRICING GRID

1.     From the First Amendment Effective Date through and including March 31, 2021, the facility fee and Applicable Margin grid set forth below:

Pricing Category	Ratings (S&P/Moody’s)	Facility Fee Rate (in Basis Points)	Applicable Margin for LIBOR/ EURIBOR/ TIBOR Revolving Loans (in Basis Points)	Applicable Margin for ABR Revolving Loans (in Basis Points)
Category 1	A-/A3 or higher	15.0	122.5	22.5
Category 2	BBB+/Baa1	17.5	132.5	32.5
Category 3	BBB/Baa2	20.0	142.5	42.5
Category 4	BBB-/Baa3	25.0	150.0	50.0
Category 5	BB+/Ba1 or lower	32.5	155.0	55.0

2.     After March 31, 2021, the facility fee and Applicable Margin grid set forth below:

Pricing Category	Ratings (S&P/Moody’s)	Facility Fee Rate (in Basis Points)	Applicable Margin for LIBOR/ EURIBOR/ TIBOR Revolving Loans (in Basis Points)	Applicable Margin for ABR Revolving Loans (in Basis Points)
Category 1	A-/A3 or higher	8.0	79.5	0.0
Category 2	BBB+/Baa1	9.0	91.0	0.0
Category 3	BBB/Baa2	11.0	101.5	1.5
Category 4	BBB-/Baa3	15.0	110.0	10.0
Category 5	BB+/Ba1 or lower	22.5	140.0	40.0

The Applicable Margin and the facility fee rate in effect on any date shall be based on the Ratings (as defined below) in effect on such date. The ratings to be utilized for purposes of this Annex I are the public ratings assigned by the Rating Agencies to senior, unsecured long-term indebtedness for borrowed money of the Company that is not subject to any credit enhancement (the “Ratings”). The Rating by any Rating Agency in effect at any date is that in effect at the close of business on such date. The Company hereby agrees that at all times it shall maintain a Rating from either S&P or Moody’s. If a Rating is supplied by only one of S&P and Moody’s, then that single Rating shall be determinative. In the case of split Ratings from S&P and Moody’s, the Rating to be used to determine which pricing category applies shall be the higher of the two Ratings; provided that if the split is more than one full Category, the Category that is one below that applicable to the higher Rating shall be used (e.g. BBB+/Baa3 results in Category 3 and A-/Baa3 in Category 2). For purposes of the Pricing Grid, “Basis Point” shall mean 1/100th of 1%.

Capitalized terms used but not otherwise defined in this Annex I have the meanings given to them in the Credit Agreement to which this Annex I is attached.